THE MORTGAGE POOL

The following information sets forth in tabular format certain information, as of the Cut-off Date, about the Mortgage Loans. Other than with respect to rates of interest, percentages are approximate and are stated by the Principal Balance. The sum of the columns below may not equal the total indicated due to rounding. In addition, each weighted average Credit Bureau Risk Score set forth below has been calculated without regard to any Mortgage Loan for which the Credit Bureau Risk Score is unknown.

Mortgage Loan Programs for the Mortgage Loans

Mortgage Loan Programs	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
30 Year 1– month LIBOR	$ 1,165,525	1	0.17%	$ 1,165,525	6.250%	356.00	638	62.6%
30 Year 1– month LIBOR – 120- month Interest Only	1,950,000	1	0.28	1,950,000	5.750	356.00	665	65.0
30 Year 6 – month LIBOR	4,448,246	16	0.64	278,015	6.588	356.23	689	83.1
30 Year 6 – month LIBOR – 120- month Interest Only	17,934,721	52	2.56	344,898	6.332	356.31	692	80.0
30 Year 6 – month LIBOR – 60-month Interest Only	26,177,099	70	3.74	373,959	6.317	356.96	703	77.9
30 Year 12 – month LIBOR	6,229,116	19	0.89	327,848	6.246	356.62	667	77.4
30 Year 12 – month LIBOR – 12- month Interest Only	456,000	1	0.07	456,000	5.625	357.00	725	80.0
30 Year 12 – month LIBOR – 120- month Interest Only	9,898,902	24	1.41	412,454	6.233	357.15	705	78.5
30 Year 12 – month LIBOR – 60- month Interest Only	132,792,218	350	18.97	379,406	6.164	357.29	689	78.3
2/28 6–month LIBOR	51,163,824	259	7.31	197,544	6.869	356.77	666	78.8
2/28 6–month LIBOR –120-month Interest Only	47,390,613	133	6.77	356,320	6.410	356.40	699	75.7
2/28 6–month LIBOR –24-month Interest Only	7,578,969	18	1.08	421,054	6.092	353.97	640	84.7
2/28 6–month LIBOR –36-month Interest Only	246,500	1	0.04	246,500	5.990	356.00	700	85.0
2/28 6–month LIBOR –60-month Interest Only	376,726,104	1,431	53.82	263,261	6.659	356.86	667	79.6
3/27 6–month LIBOR	1,510,951	10	0.22	151,095	6.421	353.97	712	79.5
3/27 6–month LIBOR–120 month Interest Only	1,921,398	7	0.27	274,485	6.950	355.78	676	79.9
3/27 6–month LIBOR –24 month Interest Only	324,000	1	0.05	324,000	6.590	356.00	661	86.4
3/27 6–month LIBOR –36 month Interest Only	7,330,317	16	1.05	458,145	5.655	356.01	706	79.9
3/27 6–month LIBOR –60 month Interest Only	4,566,556	16	0.65	285,410	6.623	356.15	666	78.1
3/1 12–month LIBOR –36 month Interest Only	190,000	1	0.03	190,000	6.000	355.00	680	95.0
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

Mortgage Loan Principal Balances for the Mortgage Loans*

Range of Mortgage Loan Principal Balances ($)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
0.01 - 25,000.00	$ 6,515	1	0.00%	$ 6,515	6.500%	358.00	754	95.0%
25,000.01 - 50,000.00	49,977	1	0.01	49,977	6.790	356.00	631	85.0
50,000.01 - 75,000.00	1,398,018	21	0.20	66,572	7.076	356.51	667	77.9
75,000.01 - 100,000.00	7,900,879	87	1.13	90,815	6.898	356.39	653	79.3
100,000.01 - 150,000.00	45,811,341	360	6.54	127,254	6.816	356.79	666	78.4
150,000.01 - 200,000.00	66,055,896	379	9.44	174,290	6.694	356.82	666	79.2
200,000.01 - 250,000.00	90,553,687	401	12.94	225,820	6.635	356.81	669	79.3
250,000.01 - 300,000.00	72,787,265	265	10.40	274,669	6.537	356.83	674	79.3
300,000.01 - 350,000.00	71,458,744	220	10.21	324,812	6.467	356.78	678	80.0
350,000.01 - 400,000.00	74,562,524	199	10.65	374,686	6.365	356.84	676	80.0
400,000.01 - 450,000.00	59,479,597	140	8.50	424,854	6.385	356.83	678	79.1
450,000.01 - 500,000.00	53,521,076	113	7.65	473,638	6.512	356.92	683	80.0
500,000.01 - 550,000.00	36,223,882	69	5.17	524,984	6.322	356.99	684	78.9
550,000.01 - 600,000.00	28,717,157	50	4.10	574,343	6.400	357.00	690	79.6
600,000.01 - 650,000.00	26,254,563	42	3.75	625,109	6.386	356.57	687	78.7
650,000.01 - 700,000.00	16,969,480	25	2.42	678,779	6.500	357.24	680	77.4
700,000.01 - 750,000.00	19,822,507	27	2.83	734,167	6.717	356.59	677	77.7
750,000.01 - 800,000.00	3,871,400	5	0.55	774,280	6.105	356.60	700	71.1
800,000.01 - 850,000.00	807,212	1	0.12	807,212	5.875	356.00	695	80.0
850,000.01 - 900,000.00	4,439,100	5	0.63	887,820	6.375	357.20	692	72.7
Greater than 900,000.00	19,310,239	16	2.76	1,206,890	6.032	356.86	686	70.3
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

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*	The average Principal Balance of the Mortgage Loans as of the Cut-off Date was approximately $288,422.

Mortgage Rates for the Mortgage Loans*

Range of Mortgage Rates (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
4.501 - 5.000	$ 1,920,874	3	0.27%	$ 640,291	4.909%	356.16	699	74.0%
5.001 - 5.500	40,558,197	118	5.79	343,714	5.396	356.32	702	76.8
5.501 - 6.000	155,737,354	448	22.25	347,628	5.856	356.74	687	77.5
6.001 - 6.500	197,731,742	644	28.25	307,037	6.311	356.88	678	78.4
6.501 - 7.000	175,591,660	707	25.08	248,362	6.787	356.94	670	79.9
7.001 - 7.500	76,496,467	291	10.93	262,874	7.285	356.78	664	80.4
7.501 - 8.000	33,943,785	144	4.85	235,721	7.777	356.87	654	81.2
8.001 - 8.500	9,902,931	37	1.41	267,647	8.286	357.23	663	83.4
8.501 - 9.000	5,072,126	23	0.72	220,527	8.801	357.40	652	82.8
9.001 - 9.500	1,977,702	6	0.28	329,617	9.235	358.31	665	76.9
10.001 - 10.500	170,892	1	0.02	170,892	10.500	358.00	658	95.0
10.501 - 11.000	425,650	2	0.06	212,825	10.836	355.72	662	89.1
11.001 - 11.500	69,926	1	0.01	69,926	11.125	357.00	599	70.0
11.501 - 12.000	401,750	2	0.06	200,875	11.661	356.71	650	95.0
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

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*	The weighted average Mortgage Rate for the Mortgage Loans as of the Cut-off Date was approximately 6.511% per annum.

Remaining Terms to Stated Maturity for the Mortgage Loans*

Range of Remaining Terms (months)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
301-360	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

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*	The weighted average Remaining Term to Stated Maturity of the Mortgage Loans as of the Cut-off Date was approximately 357 months.

Original Loan-to-Value Ratios for the Mortgage Loans*

Range of Original Loan-to-Value Ratios (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
0.01 – 50.00	$ 4,193,427	21	0.60%	$ 199,687	6.099%	356.78%	685	42.9%
50.01 – 55.00	1,945,291	8	0.28	243,161	5.976	357.29	711	52.6
55.01 – 60.00	4,533,413	14	0.65	323,815	6.008	357.46	682	58.0
60.01 – 65.00	21,109,403	46	3.02	458,900	6.154	356.71	680	64.1
65.01 – 70.00	59,177,003	193	8.45	306,617	6.357	356.97	690	69.6
70.01 – 75.00	39,916,637	123	5.70	324,526	6.343	357.29	686	74.3
75.01 – 80.00	474,711,111	1,684	67.82	281,895	6.519	356.89	675	79.9
80.01 – 85.00	26,164,132	94	3.74	278,342	6.459	356.09	661	84.3
85.01 – 90.00	58,061,280	205	8.29	283,226	6.793	356.26	660	89.4
90.01 – 95.00	9,465,461	37	1.35	255,823	7.582	356.71	695	94.8
95.01 – 100.00	723,900	2	0.10	361,950	6.196	356.60	765	100.0
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

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*	The weighted average Original Loan-to-Value Ratio at origination of the Mortgage Loans as of the Cut-off Date was approximately 78.97%.

State Distribution for the Mortgage Loans

State	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Alabama	$ 565,726	3	0.08%	$ 188,575	6.709%	355.27	756	73.0%
Arizona	26,694,299	123	3.81	217,027	6.678	356.82	665	79.8
Arkansas	118,513	1	0.02	118,513	9.490	356.00	658	95.0
California	382,071,731	1,001	54.58	381,690	6.292	356.87	682	78.1
Colorado	8,764,889	50	1.25	175,298	6.467	356.60	651	78.8
Connecticut	1,960,308	10	0.28	196,031	6.657	356.67	681	80.9
Delaware	2,152,737	12	0.31	179,395	6.558	356.98	664	82.0
District of Columbia	320,000	1	0.05	320,000	8.500	356.00	670	80.0
Florida	71,094,426	302	10.16	235,412	6.789	356.92	680	79.4
Georgia	3,964,467	27	0.57	146,832	6.917	356.76	641	81.7
Hawaii	10,013,354	20	1.43	500,668	6.505	356.83	706	76.0
Idaho	405,596	2	0.06	202,798	6.156	356.00	646	80.0
Illinois	18,136,542	86	2.59	210,890	6.807	356.96	677	80.3
Indiana	1,356,014	12	0.19	113,001	6.754	357.01	652	79.4
Iowa	516,606	5	0.07	103,321	6.832	356.80	640	79.4
Kansas	238,400	1	0.03	238,400	6.295	358.00	640	72.9
Kentucky	811,814	6	0.12	135,302	6.613	356.78	636	81.7
Louisiana	118,298	1	0.02	118,298	5.640	353.00	698	80.0
Maine	156,000	1	0.02	156,000	7.990	357.00	635	76.9
Maryland	27,858,397	102	3.98	273,122	6.638	356.63	659	80.6
Massachusetts	6,551,733	24	0.94	272,989	6.918	356.52	657	81.0
Michigan	5,826,354	30	0.83	194,212	6.955	356.94	654	81.8
Minnesota	12,934,677	76	1.85	170,193	6.607	356.90	655	81.4
Mississippi	350,000	3	0.05	116,667	7.322	354.57	676	86.0
Missouri	3,109,892	22	0.44	141,359	6.946	356.58	643	82.4
Montana	107,719	1	0.02	107,719	6.740	357.00	699	90.0
Nebraska	301,576	2	0.04	150,788	6.943	357.00	648	80.0
Nevada	23,391,102	93	3.34	251,517	6.839	356.98	665	80.3
New Hampshire	524,348	3	0.07	174,783	6.632	356.75	673	83.2
New Jersey	7,996,074	33	1.14	242,305	7.122	356.97	662	81.7
New Mexico	81,250	1	0.01	81,250	5.750	355.00	745	65.0
New York	11,188,646	28	1.60	399,594	7.272	356.52	663	80.2
North Carolina	2,129,246	19	0.30	112,066	6.836	356.15	654	79.6
North Dakota	81,118	1	0.01	81,118	6.490	357.00	691	85.0
Ohio	3,671,933	30	0.52	122,398	6.736	356.44	644	82.5
Oklahoma	1,294,193	3	0.18	431,398	6.362	357.23	626	80.0
Oregon	5,226,428	31	0.75	168,594	6.800	356.92	671	79.7
Pennsylvania	3,020,238	17	0.43	177,661	6.681	356.76	661	80.5
Rhode Island	921,335	4	0.13	230,334	7.266	356.39	684	85.7
South Carolina	3,026,612	18	0.43	168,145	6.910	356.66	664	76.5
South Dakota	209,200	2	0.03	104,600	7.290	356.52	667	79.8
Tennessee	2,936,203	21	0.42	139,819	6.633	356.38	651	79.7
Texas	4,150,994	23	0.59	180,478	6.647	354.47	695	79.1
Utah	3,666,354	14	0.52	261,882	6.748	357.12	670	76.7
Virginia	26,980,504	94	3.85	287,027	6.912	356.81	677	80.4
Washington	10,789,583	51	1.54	211,560	6.475	356.83	671	80.9
Wisconsin	2,051,232	16	0.29	128,202	6.684	356.80	649	82.7
Wyoming	164,400	1	0.02	164,400	6.990	357.00	629	80.0
Total/Avg./Wtd. Avg.	$700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

Credit Bureau Risk Scores(1) for the Mortgage Loans*

Range of Credit Bureau Risk Scores	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Unknown	$ 1,521,443	6	0.22%	$ 253,574	6.563%	356.94		75.6%
801 – 820	3,170,549	12	0.45	264,212	6.125	356.78	806	74.8
781 – 800	12,357,693	36	1.77	343,269	6.376	356.94	788	75.4
761 – 780	22,984,634	73	3.28	314,858	6.208	356.91	770	78.2
741 – 760	39,157,979	116	5.59	337,569	6.277	357.03	751	78.1
721 – 740	51,285,892	158	7.33	324,594	6.301	356.95	730	78.0
701 – 720	55,693,895	177	7.96	314,655	6.327	357.02	710	78.7
681 – 700	87,460,687	272	12.49	321,547	6.356	356.89	690	78.5
661 – 680	92,518,674	290	13.22	319,030	6.547	356.74	670	79.1
641 – 660	187,234,451	706	26.75	265,205	6.554	356.80	650	79.8
621 – 640	125,219,932	506	17.89	247,470	6.798	356.84	630	79.4
601 – 620	17,381,339	62	2.48	280,344	6.846	356.53	615	78.3
581 – 600	1,555,021	7	0.22	222,146	7.043	356.67	595	69.6
561 – 580	1,213,785	3	0.17	404,595	6.182	352.60	572	83.1
541 – 560	750,000	1	0.11	750,000	7.130	349.00	553	87.3
Less than 500	495,084	2	0.07	247,542	6.085	352.00	496	86.3
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

____________

(1)

The Credit Bureau Risk Scores referenced in this table with respect to the Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

*	The weighted average Credit Bureau Risk Score of the Mortgage Loans as of the Cut-off Date was approximately 676.

Gross Margins for the Adjustable Rate Mortgage Loans*

Range of Gross Margins (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Less than 1.001	$ 990,740	1	0.14%	$ 990,740	5.375%	356.00	774	70.1%
1.001 - 2.000	73,500	1	0.01	73,500	6.500	353.00	651	70.0
2.001 - 3.000	64,220,422	162	9.17	396,422	6.270	356.49	700	74.4
3.001 - 4.000	302,950,124	896	43.28	338,114	6.367	357.18	692	77.4
4.001 - 5.000	63,005,636	234	9.00	269,255	6.012	356.26	664	81.2
5.001 - 6.000	197,594,800	827	28.23	238,930	6.622	356.65	658	81.4
6.001 - 7.000	64,594,103	280	9.23	230,693	7.403	356.68	646	80.9
7.001 - 8.000	6,180,569	24	0.88	257,524	8.266	356.84	644	82.0
8.001 - 9.000	118,513	1	0.02	118,513	9.490	356.00	658	95.0
9.001 - 10.000	272,650	1	0.04	272,650	10.750	355.00	641	88.5
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

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*	The weighted average Gross Margin for the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 4.526%.

Next Adjustment Date for the Adjustable Rate Mortgage Loans*

Next Adjustment Date	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
February 1, 2006	$ 5,598,493	10	0.80%	$ 559,849	6.136%	354.82	666	73.5%
March 1, 2006	11,997,917	31	1.71	387,030	6.218	356.00	690	79.5
April 1, 2006	23,558,043	67	3.37	351,613	6.463	356.94	700	78.7
May 1, 2006	9,636,041	29	1.38	332,277	6.316	357.80	706	78.9
June 1, 2006	495,285	2	0.07	247,643	6.606	353.00	578	70.0
July 2006	1,384,998	4	0.20	346,249	5.587	354.00	729	74.0
August 1, 2006	1,281,247	4	0.18	320,312	6.121	355.00	692	81.3
September 1, 2006	13,633,614	33	1.95	413,140	6.123	356.00	677	78.6
October 1, 2006	75,677,468	206	10.81	367,366	6.131	357.00	688	78.7
November 1, 2006	57,788,720	148	8.26	390,464	6.229	358.00	694	77.7
January 1, 2007	741,280	1	0.11	741,280	6.380	348.00	695	85.0
February 1, 2007	750,000	1	0.11	750,000	7.130	349.00	553	87.3
May 1, 2007	2,192,715	6	0.31	365,452	6.238	352.00	601	85.0
June 1, 2007	4,335,759	13	0.62	333,520	6.052	353.00	640	85.9
July 1, 2007	9,824,623	35	1.40	280,704	6.009	354.04	694	81.3
August 1, 2007	19,331,639	82	2.76	235,752	6.416	355.12	681	80.2
September 1, 2007	109,512,295	449	15.64	243,903	6.644	356.05	665	79.6
October 1, 2007	252,698,063	963	36.10	262,407	6.658	357.00	666	79.3
November 1, 2007	74,998,021	261	10.71	287,349	6.680	358.00	690	77.3
December 1, 2007	7,844,216	29	1.12	270,490	7.544	359.00	647	79.9
January 1, 2008	1,086,998	3	0.16	362,333	8.483	357.69	665	71.8
April 1, 2008	87,319	1	0.01	87,319	6.875	351.00	667	80.0
May 1, 2008	96,847	1	0.01	96,847	7.000	352.00	780	78.7
June 1, 2008	735,398	3	0.11	245,133	6.071	353.00	673	82.5
July 1, 2008	108,110	1	0.02	108,110	5.750	354.00	766	80.0
August 1, 2008	1,808,650	6	0.26	301,442	6.492	355.00	666	78.2
September 1, 2008	9,191,388	29	1.31	316,944	6.199	356.00	690	79.9
October 1, 2008	3,380,561	8	0.48	422,570	6.031	357.00	706	79.3
November 1, 2008	225,350	1	0.03	225,350	6.250	358.00	662	75.0
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

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*	The weighted average number of months to Next Adjustment Date for the Adjustable Rate Mortgage Loans as of the Cut-off Date is 17 months.

Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans*

Range of Maximum Mortgage Rates (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
9.001 - 10.000	$ 3,115,525	2	0.45%	$1,557,762	5.937%	356.00	655	64.1%
10.001 - 10.500	209,598	1	0.03	209,598	5.500	348.00	706	80.0
10.501 - 11.000	3,675,100	9	0.53	408,344	5.354	356.04	711	75.9
11.001 - 11.500	43,017,529	123	6.15	349,736	5.479	356.41	700	76.7
11.501 - 12.000	149,127,624	437	21.30	341,253	5.882	356.86	688	77.3
12.001 - 12.500	187,594,688	619	26.80	303,061	6.320	356.94	678	78.4
12.501 - 13.000	174,634,076	698	24.95	250,192	6.752	356.84	669	80.1
13.001 - 13.500	77,299,204	293	11.04	263,820	7.190	356.63	665	80.6
13.501 - 14.000	39,485,260	160	5.64	246,783	7.622	356.70	658	81.4
14.001 - 14.500	10,864,659	39	1.55	278,581	8.112	357.30	660	83.5
14.501 - 15.000	6,468,305	25	0.92	258,732	8.448	357.89	642	82.2
15.001 - 15.500	2,942,132	10	0.42	294,213	8.556	359.03	648	77.3
15.501 - 16.000	290,673	3	0.04	96,891	8.755	359.00	642	78.2
16.001 - 16.500	379,360	3	0.05	126,453	9.924	357.61	651	91.0
16.501 - 17.000	425,650	2	0.06	212,825	10.836	355.72	662	89.1
17.001 - 17.500	69,926	1	0.01	69,926	11.125	357.00	599	70.0
17.501 - 18.000	401,750	2	0.06	200,875	11.661	356.71	650	95.0
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

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*	The weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 12.525% per annum.

Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

Initial Periodic Rate Cap (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
1.000	$ 47,662,949	129	6.81%	$ 369,480	6.333%	356.71	697	77.7%
1.500	2,538,317	5	0.36	507,663	6.970	356.00	665	80.0
2.000	164,393,666	439	23.48	374,473	6.216	357.25	689	78.5
3.000	469,082,110	1,802	67.01	260,312	6.628	356.73	669	79.2
5.000	12,241,965	36	1.75	340,055	6.566	356.29	703	79.8
5.250	156,000	1	0.02	156,000	6.750	356.00	626	80.0
6.000	3,926,051	15	0.56	261,737	6.624	355.42	674	83.0
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

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*	The weighted average Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 2.676%.

Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans*

Subsequent Periodic Rate Cap (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
1.000	$ 520,318,523	1,928	74.33%	$ 269,875	6.599%	356.75	673	78.9%
1.500	2,388,494	9	0.34	265,388	6.501	354.93	661	87.8
2.000	177,294,042	490	25.33	361,825	6.254	357.10	685	78.9
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

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*	The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 1.255%.

Minimum Mortgage Rates for the Adjustable Rate Mortgage Loans*

Range of Minimum Mortgage Rates (%)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
1.001 – 2.000	$ 73,500	1	0.01%	$ 73,500	6.500	353.00	651	70.0%
2.001 – 3.000	62,669,387	150	8.95	417,796	6.256	356.55	702	74.1
3.001 – 4.000	299,898,339	888	42.84	337,723	6.363	357.18	692	77.4
4.001 – 5.000	36,124,688	134	5.16	269,587	6.072	356.38	660	81.9
5.001 – 6.000	115,065,315	500	16.44	230,131	6.315	356.22	655	81.8
6.001 – 7.000	130,007,841	525	18.57	247,634	6.790	356.79	662	80.9
7.001 – 8.000	48,479,513	198	6.93	244,846	7.448	356.80	647	80.5
8.001 – 9.000	6,166,009	26	0.88	237,154	8.462	357.62	646	81.6
9.001 – 10.000	1,230,618	4	0.18	307,654	9.616	358.43	652	76.0
10.001 or Greater	285,850	1	0.04	285,850	11.625	357.00	652	95.0
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511	356.83	676	79.0%

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*	The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 4.826% per annum.

Types of Mortgaged Properties for the Mortgage Loans

Property Type	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Single-Family Residence	$ 481,144,195	1,687	68.73%	$ 285,207	6.482%	356.80	672	79.3%
Planned Unit Development	106,385,665	319	15.20	333,497	6.477	356.90	684	78.5
Condominium	66,552,661	283	9.51	235,168	6.564	356.94	687	78.9
Two Family	26,223,824	81	3.75	323,751	6.835	356.96	677	78.6
Four Family	7,930,650	17	1.13	466,509	6.808	356.29	716	72.6
Three Family	7,150,914	17	1.02	420,642	6.926	356.94	694	76.1
Townhouse	2,743,351	17	0.39	161,374	6.611	356.11	683	79.6
CNDP	1,337,877	4	0.19	334,469	6.516	356.27	711	68.7
Single Family Residence Attached	531,920	2	0.08	265,960	6.344	357.66	709	80.0
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

Occupancy Types for the Mortgage Loans(1)

Occupancy	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Owner Occupied	$ 594,634,026	2,021	84.95%	$ 294,228	6.471%	356.80	671	79.5%
Investment Home	87,937,275	342	12.56	257,127	6.729	357.08	703	75.7
Second Home	17,429,756	64	2.49	272,340	6.772	356.74	703	77.4
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

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(1)	Based on representations by the Mortgagors at the time of origination of the Mortgage Loans.

Loan Purposes for the Mortgage Loans

Loan Purpose	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Purchase	$ 476,062,555	1,639	68.01%	$ 290,459	6.512%	356.86	683	79.1%
Refinance – Cash Out	175,916,196	595	25.13	295,657	6.500	356.74	663	78.7
Refinance – Rate/Term	48,022,307	193	6.86	248,820	6.547	356.87	658	78.3
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

Original Term for the Mortgage Loans

Original Term (months)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
ARM 360	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

Mortgage Loan Program and Documentation Type for the

Mortgage Loans

Loan Documentation Type	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
Progressive Series Program (Limited (Stated) Documentation)	$ 463,880,358	1,503	66.27%	$ 308,636	6.511%	356.91	679	78.6%
Progressive Series Program (Full Documentation)	131,028,542	593	18.72	220,959	6.302	356.55	656	80.7
Progressive Express Program (Verified Assets)	31,035,551	93	4.43	333,716	6.595	356.62	696	79.7
Progressive Series Program (Stated Income/Stated Assets Documentation)	27,227,751	88	3.89	309,406	7.005	357.42	678	78.8
Progressive Express Program (Non Verified Assets)	21,823,117	66	3.12	330,653	6.688	356.71	675	77.2
Progressive Express No Doc Program (No Documentation)	19,021,196	65	2.72	292,634	6.958	356.84	704	77.2
Progressive Series Program (Alternative Documentation)	3,804,599	11	0.54	345,873	5.976	354.19	650	87.1
Progressive Express Program No Doc Program (Verified Assets)	1,779,454	5	0.25	355,891	6.884	357.03	696	74.3
Progressive Series Program (No Income/No Asset Documentation)	400,490	3	0.06	133,497	8.104	359.00	635	79.6
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

See “The Originator—Underwriting Standards” above for a detailed description of the Originator's loan programs and documentation requirements.

Original Prepayment Penalty Term for the Mortgage Loans

Original Prepayment Penalty Term (months)	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
0	$ 122,229,699	423	17.46%	$ 288,959	6.728%	356.82	684	78.0%
6	13,248,119	29	1.89	456,832	6.484	356.43	675	72.1
12	204,301,894	567	29.19	360,321	6.264	357.18	691	78.0
24	314,686,242	1,240	44.96	253,779	6.604	356.65	664	80.2
36	35,389,269	140	5.06	252,780	6.419	356.48	667	80.5
60	10,145,835	28	1.45	362,351	6.357	357.21	685	75.3
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

Months to Next Adjustment Date for the Adjustable Rate Mortgage Loans

Range of Months to Next Adjustment Date	Weighted Average Months to Next Rate Adjustment	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
0-6	3	$ 52,670,776	143	7.52%	$368,327	6.324%	356.54	695	78.2%
7-12	9	149,122,329	392	21.30	380,414	6.170	357.23	690	78.4
13-18	17	16,705,722	53	2.39	315,202	6.086	353.25	662	83.3
19-24	21	465,868,607	1,789	66.55	260,407	6.668	356.89	670	79.1
25-31	30	2,836,325	12	0.41	236,360	6.384	354.22	676	79.4
32-37	32	12,797,300	38	1.83	336,771	6.155	356.30	693	79.7
Total/Avg./Wtd. Avg.	17	$ 700,001,058	2,427	100.00%	$288,422	6.511%	356.83	676	79.0%

Risk Categories(1) (2)

Credit Grade Category	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
A-	$ 8,574,927	28	1.22%	$ 306,247	6.914%	356.91	610	76.5%
Progressive Express™ III	522,354	2	0.07	261,177	6.735	356.37	631	79.4
Progressive Express™ II	9,184,752	31	1.31	296,282	7.657	356.98	652	81.0
Progressive Express™ I	26,940,184	81	3.85	332,595	6.508	357.21	718	78.4
A	417,593,674	1,527	59.66	273,473	6.592	356.74	650	79.3
A+	233,899,566	749	33.41	312,282	6.298	356.94	721	78.4
ALTB, A	3,215,674	8	0.46	401,959	7.034	357.31	664	79.9
Progressive Express™ V	69,926	1	0.01	69,926	11.125	357.00	599	70.0
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$ 288,422	6.511%	356.83	676	79.0%

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(1)     All of these Mortgage Loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A and A- correspond to Progressive Series I+, I and II, III and III+, respectively.

(2)     These Mortgage Loans were originated under the Originator's Progressive Express™ Program. The underwriting for these Mortgage Loans is generally based on the borrower's “Credit Score” score and therefore these Mortgage Loans do not correspond to the alphabetical risk categories listed above.

See “The Originator—Underwriting Standards” above for a description of the Originator's risk categories.

Interest Only Period for the Mortgage Loans

Interest Only Period (months	Aggregate Principal Balance Outstanding	Number of Loans	Percent of Aggregate Principal Balance Outstanding	Average Principal Balance	Weighted Average Mortgage Rate	Weighted Average Remaining Term to Maturity (months)	Weighted Average Credit Score	Weighted Average Original Loan-to-Value Ratio
0	$ 64,517,662	305	9.22%	$211,533	6.768%	356.64	668	78.7%
12	456,000	1	0.07	456,000	5.625	357.00	725	80.0
24	7,902,969	19	1.13	415,946	6.113	354.05	641	84.7
36	7,766,817	18	1.11	431,490	5.674	355.99	706	80.4
60	540,261,977	1,867	77.18	289,374	6.520	356.96	674	79.2
120	79,095,633	217	11.30	364,496	6.367	356.45	697	76.9
Total/Avg./Wtd. Avg.	$ 700,001,058	2,427	100.00%	$288,422	6.511%	356.83	676	79.0%